SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                             SECURITIES ACT OF 1934
                                (AMENDMENT No.__)

Filed by the Registrant[ X ]
Filed by a party other than the Registrant[ ]
Check the appropriate box:

[ X ] Preliminary proxy statement
[  ] Definitive proxy statement
[  ] Definitive additional materials

[  ] Soliciting materials pursuant to Sec. 240.14a-11(c)     or Sec. 240.14a-12

                        Imaging Diagnostic Systems, Inc.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the Appropriate Box):
[ ]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ]     $500 per each party to the controversy pursuant to
        Exchange Act Rule 14a-6(i)(3).                              RECORD DATE   MARCH 10, 2000
[ ]     Fee computed on table below per Exchange Act Rules          MAILING DATE  MARCH 24, 2000
        14a-6(i)(4) and 0-11.                                       MEETING DATE  APRIL 26, 2000

(1)     Title of each class of securities to which
        transaction applies:______________________                  LIST OF EXHIBITS
(2)     Aggregate number of securities to which                     A   Proposed amended Certificate
        transaction applies:______________________                  B   Form of Employment
                                                                        Agreements
(3)     Per unit price or other underlying value of                 C   2000 Non-Statutory Stock
        transaction computed pursuant to Exchange                       Option Plan
        Act Rule 0-11 __/
(4)     Proposed maximum aggregate value of
        transaction:_______________________
(5)     Total fee paid:____________________

[ ]     Fee paid previously with preliminary materials.
[ ]     Check box if any part of the fee is offset as
        provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount previously paid:___________________

(2)     Form, Schedule or Registration Statement No.:_____________

(3)     Filing Party:________________

(4)     Date Filed:__________________

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
                               6531 NW 18th Court
                            Plantation, Florida 33313

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 26, 2000

TO THE STOCKHOLDERS OF IMAGING DIAGNOSTIC SYSTEMS, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Imaging Diagnostic Systems, Inc., a Florida Corporation (the "Company"), will be held on Wednesday, April 26, 2000, at 9:00 a.m. at our corporate offices, located at 6531 NW 18th Court, Plantation, Florida, for the following purposes:

1. To elect six (6) directors to serve a one-year term expiring upon the 2001 Annual Meeting of Stockholders or until his/her successor is duly elected and qualified;

2. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's common stock, no par value, from 100,000,000 to 150,000,000;

3.   To ratify the three executive officers employment agreements;

4. To consider and act upon a proposal to adopt the Company's 2000 Non-Statutory Stock Option Plan;

5. To ratify the Board of Directors' action of its appointment of Margolies, Fink and Wichrowski, CPA's as independent auditors for the Company for the fiscal year ending June 30, 2000; and

6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on Friday, March 10, 2000, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                         By Order of the Board of Directors

                                         /s/   Allan L. Schwartz
                                               Allan L. Schwartz, Secretary
Plantation, Florida
March 24, 2000

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE RETURNED A PROXY. PLEASE NOTE, HOWEVER, THAT IF A BROKER HOLDS YOUR SHARES OF RECORD, OR BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
                               6531 NW 18th Court
                            Plantation, Florida 33313


                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Imaging Diagnostic Systems, Inc. (the "Company") to be held on Wednesday, April 26, 2000, at 9:00 a.m. at our corporate offices, located at 6531 NW 18th Court, Plantation, Florida, or any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Company intends to mail this Proxy Statement and the accompanying proxy card on or about March 24, 2000 to all shareholders entitled to vote at the Annual Meeting.

RECORD DATE; OUTSTANDING SHARES

     Only stockholders of record at the close of business on Friday, March 10, 2000 (the "Record Date"), are entitled to receive notice of and to vote at the meeting. On the Record Date, there were outstanding ____________shares of Common Stock.

REVOCABILITY OF PROXIES

     If a person who has executed and returned a proxy is present at the meeting and wishes to vote in person, he or she may elect to do so and thereby suspend the power of the proxy holders to vote his or her proxy. A proxy also may be revoked before it is exercised by filing with the Secretary of the Company a duly signed revocation of proxy bearing a later date.

VOTING AND SOLICITATION

     Each share of Common Stock issued and outstanding on the record date shall have one vote on the matters presented herein, except that with respect to the election of directors, each share of Common Stock is entitled to one vote for a nominee for each director position. Stockholders do not have the right to cumulate votes in the election of directors.

SOLICITATION

     We will bear the entire cost of the solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, telegram or personal solicitation by directors, officers, or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services, but Jersey Transfer & Trust Co. will be paid a fee, estimated to be about $2,000 if it renders solicitation services and ADP will be paid a fee for its services.

SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         The following table sets forth the beneficial ownership of Common Stock of the Company as of March 10, 2000, as to (a) each person known to the Company who beneficially owns more than 5% of the outstanding shares of its Common Stock; (b) each current director, nominee for director and named executive officer; and (c) all executive officers and directors of the Company as a group.

Name and Address                Number of Shares Owned         % of Outstanding
of Beneficial Owner             Beneficially (1)(2)  *         Shares of Common
-------------------             -------------------            Stock
                                                               -----

Richard J. Grable                12,452,873(3)                     ____%
c/o 6351 NW 18th Court
Plantation, FL 33313

Linda B. Grable                   4,530,633(4)                     ____%
c/o 6351 NW 18th Court
Plantation, FL 33313

Allan L. Schwartz                 4,320,893(5)                     ____%
c/o 6351 NW 18th Court
Plantation, FL 33313

All officers and directors       21,304,399(6)                     ____%
as a group (3 persons)

The actual number of shares of common stock held by Richard Grable and Linda Grable, without giving effect to options, are 11,494,540 and 3,572,300 shares, respectively. Both Richard Grable and Linda Grable specifically disclaim any beneficial interest in each other's shares or options other than that which may be attributed to him/her by operation of law.

(1) Except as indicated in the footnotes to this table, based on information provided by such persons, the persons named in the table above have sole voting power and investment power with respect to all shares of common stock shown beneficially owned by them.

(2) Percentage of ownership is based on ______shares of common stock outstanding as of March 10, 2000 plus each person's options that are exercisable within 60 days. Shares of common stock subject to stock options that are exercisable within 60 days as of March 10, 2000 are deemed outstanding for computing the percentage of that person and the group.

* Note - share and option ownership indicated under section entitled "Share Ownership by Principal Stockholders and Management" as well as footnotes thereto will need to be updated so as to reflect positions as of March 10, 2000.

(3) Includes 958,333 shares subject to options and 11,494,540 shares owned by Richard J. Grable. Does not include 3,572,300 shares owned by Linda B. Grable, the wife of Richard J. Grable, since Richard J. Grable disclaims any beneficial ownership over such shares other than that which may be attributed to him by operation of law.

(4) Includes 958,333 shares subject to options and 3,572,300 shares owned by Linda B. Grable. Does not include 11,494,540 shares owned by Richard J. Grable, the husband of Linda B. Grable, since Linda B. Grable disclaims any beneficial ownership over such shares other than that which may be attributed to her by operation of law.

(5) Includes 958,333 shares subject to options held by Allan L. Schwartz and 9,000 shares owned by the wife of Allan L. Schwartz, Carolyn Schwartz.

(6) Includes 1,916,666 shares subject to options held by Linda and Richard Grable and 958,333 shares subject to options held by Allan Schwartz. Also includes 9,000 shares owned by the wife of Allan L. Schwartz, Carolyn Schwartz, notwithstanding the fact that Allan L. Schwartz disclaims beneficial ownership over shares other than that which may be attributed to him by operation of law.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires that the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 30, 1999, its officers, directors and greater than 10% beneficial owners complied with all applicable
Section 16(a) filing requirements.

PROPOSAL 1

ELECTION OF DIRECTORS

     Six directors are to be elected at the meeting. All six directors are to be elected for the term expiring in 2001. Information on the nominees follows:

     Richard J. Grable: Mr. Grable is Chief Executive Officer and Director of Research and Development and is the inventor of the CTLM(TM) device. He is considered a pioneer in the Optical Imaging field with over 25 years experience. Mr. Grable is a graduate of the University of Miami School of Business with a Masters Degree in Business Administration. He has over 30 years of electronic design experience and has been directly involved in the development and sales of CT, Nuclear Medicine and Ultrasound instrumentation since 1972. He has over sixteen years of experience of preparing and filing 510(k)'s, Investigation Device Exemptions, and Premarket Notification documents for the Food and Drug Administration. He holds two United States Patents and is co-inventor for one other medical device. He is a member of the Institute of Electrical & Electronics Engineers, Optical Society of America, the American Association for the Advancement of Science, the New York Academy of Science, and a member and guest speaker of the International Society for Optical Engineering. Mr. Grable has been a Director and Officer of the Company since its inception.

     Linda B. Grable: Mrs. Grable is President, Chairman of the Board and Director of Imaging Diagnostic Systems, Inc. since its inception. She has played a major role in raising over 35 Million dollars in debt and equity funding for the research and development of the CTLM(TM)device. She has over 35 years experience in negotiating funding with banking institutions for both medical and real estate development businesses. Mrs. Grable has over 20 years of executive experience in the medical device industry, for both sales and marketing in the U.S. and foreign countries. She is a graduate of Ohio State University and holds a BA in Journalism and Marketing. She is also fluent in Spanish. Mrs. Grable has been a Director and Officer of the Company since its inception.

     Allan L. Schwartz: Mr. Schwartz is Executive Vice-President and CFO of the Company and is responsible for its financial affairs. He is an operationally oriented executive with a wide range of management, marketing, field engineering, construction, and business development experience. Prior to joining IDSI, he developed the Chronometric Trading System for analyzing stock market trends using neural networks and developed pre-engineered homes for export to Belize, C.A. for S.E. Enterprises of Miami. FL. In 1991 he formed Tron Industries, Inc. for the development of low-voltage neon novelty items and self-contained battery powered portable neon. He is a graduate of C.W. Post College of Long Island University with a B.S. in Business Administration. Previous innovations by Mr. Schwartz before relocating to Florida have included the use of motion detection sensors in commercial burglar alarm systems for Tron-Guard Security Systems. Inc. and the use of water reclamation systems with automatic carwash equipment. Mr. Schwartz has been a Director and Officer of the Company since its inception.

     John R. Liegey: Mr. Liegey is the founder, Chairman and Chief Executive Officer of The Weston Group LLC of New York, NY, an International Investment Banking Firm. Prior to founding The Weston Group LLC, Mr. Liegey was Managing Director for Global Fixed Income Sales and Trading at Dean Witter Reynolds Inc., New York, NY and then President and Chief Operating Officer for Dean Witter International Capital Markets Ltd., London, U.K. managing a staff of 600 professionals in nine offices and six countries. He was responsible for all international investment banking, capital markets trading and sales and research. He is a graduate of Georgetown College of Arts and Sciences and holds a degree in International Economics. Mr. Liegey has been involved in investment banking for over 20 years.

     Robert L. Kagan, M.D.: Dr. Kagan is the founder and medical director of the MRI Scan Centers in Fort Lauderdale, FL. He is a graduate of the Georgetown University School of

Medicine and is board certified in pathology and nuclear medicine. He is a diplomate of the National Board of Medical Examiners, the American Board of Nuclear Medicine, the American Board of Pathology in Clinical Pathology and the American Board of Hyperbaric Medicine. Dr. Kagan has served as Director of the Company's medical advisory board.

     Irving H. Schwab: Mr. Schwab of Great Neck, NY has been involved in healthcare advertising and marketing for over 25 years. During the most recent seven years, he has been an industry consultant and President of Pathways in Business Planning. In the 15 years prior to that, he was a senior officer for William Douglas McAdams, the healthcare marketing and advertising firm. In both firms, he has organized strategic planning processes for phase III and IV products, directed launch planning and implementation, assisted in the regulatory processes and oversaw the development of advertising, promotion and public relations programs for the ethical and consumer pharmaceuticals and medical devices. In his career, he has been involved with many of the top 25 healthcare companies and selected start-ups. Among them are Pfizer, American Home Products, Johnson and Johnson, Novartis, Schering Plough and Searle. He holds a B.S. and M.A. with areas of concentration in Economics, Chemistry and Psychology.

Compensation of Directors

     Each director who is not an employee of the Company receives an annual retainer of $500 plus a fee of $100 for each Board meeting attended. Under a deferred compensation plan, directors may elect to defer with interest all or part of such compensation for varying periods of time.

Family Relationships

     Mr. Richard J. Grable and Mrs. Linda B. Grable are husband and wife. Further, Richard J. Grable and Linda B. Grable are each "Control Persons" as a result of their control of a majority voting power of the Company's outstanding stock. Both parties disclaim, however, any beneficial interest or ownership in the shares owned by the other party other than that which may be attributed to him/her by operation of law.

Board Meetings and Committees

     The Board of Directors met 14 times during the fiscal year ended June 30, 1999. The Company has no standing Committees. All three directors were present for all board meetings.

Required Vote

     Each nominee receiving a majority of the number of affirmative votes of the shares of the Company's Common Stock present and entitled to vote at the Annual Meeting on this matter shall be elected as the Directors.

     The Board of Directors of the Company recommends a vote FOR the election of the nominees named above. Proxies solicited by the Board of Directors will be voted FOR the named nominee unless instructions are given to the contrary.

     Management

                        Directors and Executive Officers


                         Summary Of Compensation Table

                                 ANNUAL COMPENSATION                            LONG-TERM COMPENSATION

Name & Principal
Position                         Year       Salary (2)       Other Annual      Restricted     Securities/Underlying
--------                         ----       ----------       Compensation      Stock Awards       Option/SARs (1)
                                                             ------------      ------------   ---------------------

Richard J. Grable, CEO            1997        $289,779       $115,000            $268,000         22,883
and Director                      1998        $286,225            -0-                 -0-        534,602
                                  1999        $286,225            -0-                 -0-        458,333

Linda B. Grable, President        1997        $ 97,451       $115,000            $268,000         22,883
and Director                      1998        $119,070            -0-                 -0-        534,602
                                  1999        $119,070            -0-                 -0-        458,333

Allan L. Schwartz, Exec           1997        $111,534       $115,000            $268,000        130,410
VP, CFO and Director              1998        $119,070            -0-                 -0-        534,602
                                  1999        $119,070            -0-                 -0-        458,333


(1) The aggregate dollar value of the 1998 and 1999 options, based on the averaged high and low price on June 30, 1999 are as follows: Richard J. Grable, $341,321; Linda B. Grable, $341,321; and Allan L. Schwartz, $341,321.
(2) The salaries include compensation, which has been accrued and not paid as of February 28, 2000 in the amounts as follows: Richard J. Grable, $47,704; Linda B. Grable, $19,890 and Allan L. Schwartz, $19,806.


Employment Agreements

We entered into five-year employment agreements commencing August 30, 1999 with Mr. Richard J. Grable, Mr. Allan L. Schwartz and Ms. Linda B. Grable that expire on August 29, 2004. According to the terms of their respective employment agreements, base annual salaries, after giving effect to cost of living adjustments, are as follows: Richard J. Grable, $286,224.96; Linda B. Grable, $119,069.52; and Allan L. Schwartz, $119,069.52. In addition, Messrs. Grable and Schwartz and Ms. Grable each receive a car allowance of $500 per month. Each employment agreement provides for bonuses, health insurance, car allowance, and related benefits, and a cost of living adjustment of 7% per annum. No bonuses have been paid to date. Form of Employment Agreement is annexed to this proxy statement and marked Exhibit B.

The following table explains information regarding the Options/SARs we granted to management for the fiscal year ended June 30, 1999.

                     Option/SAR Grants in Last Fiscal Year


             No. of Securities   % of Total Options    Exercise or   Market Price
             Underlying Options  Granted to Employees  Base Price    On Date of        Expiration
Name         Granted             In Fiscal Year        ($/Share)     Grant             Date
----         ------              --------------        ---------     -----             -----
Richard J.     250,000              16%                $.17           $.44             7/5/03
Grable         208,333              14$                $.48           $.44             7/5/03

Linda B.       250,000              16%                $.17           $.44             7/5/03
Grable         208,333              14$                $.48           $.44             7/5/03

Allan L        250,000              16%                $.17           $.44             7/5/03
Schwartz       208,333              14$                $.48           $.44             7/5/03


Stock Option Plans

For the fiscal year ended June 30, 1999, all of our executive officers were participants in our 1995 stock option plan. The plan was approved by our board of directors and adopted by the shareholders at the March 29, 1995 annual meeting. The plan provides for the granting, exercising and issuing of incentive options pursuant to Internal Revenue Code, Section 422. We may grant incentive stock options to purchase up to 5% of our issued and outstanding common stock at any time. Our board of directors has direct responsibility for the administration of the plan.

Under this plan, the exercise price of the incentive options to employees must be equal to at least 100% of the fair market value of the common stock, as of the date of grant. The exercise price of incentive options to officers, or affiliated persons, must be at least 110% of the fair market value as of the date of grant.

According to stock option agreements, Mr. Richard J. Grable, Mr. Allan L. Schwartz and Mrs. Linda B. Grable each have an option to purchase 2,500,000 shares of common stock or preferred stock. These options vest in equal installments over a five-year period at an exercise price of $.21 per share (110% of the fair market value of the shares on the date of grant). These stock option agreements terminate on August 30, 2004. Form of Stock Option Agreement is included with Form of Employment Agreement as Exhibit B.

     (1) Potential realizable values are based on the fair market value per share as determined by the Company for financial statement purposes and represents hypothetical gains that could be achieved for the respective options if exercised at the date of the grant. The dollar amounts set forth in these columns are the result of calculations at the zero percent, five percent and ten percent rates set by the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, of the Common Stock price. There can be no assurance that such potential realizable values will not be more or less than indicated in the table above.

     (2) On July 4, 1996, Mr. Grable was granted an option to purchase 22,883 shares of common stock pursuant to the Company's incentive stock option plan.

     (3) On July 4, 1996, Mrs. Grable was granted an option to purchase 22,883 shares of common stock pursuant to the Company's incentive stock option plan.

     (4) On July 4, 1996, Mr. Schwartz was granted an option to purchase 22,883 shares of common stock pursuant to the Company's incentive stock option plan.

     Fiscal Year-End Option Values. The following table sets forth certain information concerning the number and value of securities underlying exercisable and un-exercisable stock options as of the fiscal year ended June 30, 1997 by the Name Executive Officers.

                          Fiscal Year End Option Values

                     Number of
                     Securities                 Number of Securities            Value of Unexercised
                     Underlying                 Underlying Unexercised          "In-The-Money" Options
                     Options/SARs   Value       Options at Fiscal Year End      at Fiscal Year End
                     Exercised      Realized    Exercisable  Unexercisable      Exercisable  Unexercisable
Name                    (#)           ($)           (#)          (#)              ($)           ($)
-----                ------------   --------    --------------------------     --------------------------

Richard J. Grable        0            $ 0        1,015,818         0              $ 0         $ 0

Linda B. Grable          0            $ 0        1,015,818         0              $ 0         $ 0

Allan L. Schwartz        0            $ 0        1,123,345         0              $ 0         $ 0



                                   PROPOSAL 2

     APPROVE A PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK, NO PAR VALUE, FROM 100,000,000 TO 150,000,000

The Board of Directors of the Company has adopted a resolution unanimously approving and recommending to the Company's stockholders for their approval an amendment to the Company's Certificate of Incorporation to provide for an increase of the number of shares of common stock, which the Company shall be authorized to issue from 100,000,000 to 150,000,000. As of the close of business on March 10, 2000 there were __________shares of common stock outstanding. In addition the Company currently has reserved (i) up to 1,058,125 shares of common stock for issuance upon the exercise of certain warrants that are outstanding;
(ii) up to 858,455 common shares for issuance upon the conversion of certain convertible debentures held by Charlton Avenue LLC and Spinneret Financial;
(iii) and up to 842,300 shares of common stock for issuance upon the exercise of employee options. We are further obligated to have available for issuance (i) 3,165,276 common shares for the conversion of Series B and Series I convertible preferred shares held by Charlton Avenue LLC, (ii) 3,098,968 common shares upon the exercise of employee stock options held by the executive officers; (iii) and if we should choose to use the $15,000,000 equity credit line an additional 3,846,154 common shares would be required. As of March 10, 2000 we had issued, have reserved and have obligations for the issuance of approximately ___________ shares of common stock. Accordingly, as of such date (i) the number of shares of common stock issued plus the number of shares of common stock reserved for issuance and obligated for issuance exceeded the number of common shares available, (ii) the Company was not in compliance with all of its obligations to reserve a sufficient number of shares of common stock for issuance upon conversion of convertible preferred stock, convertible preferred debentures or exercise of outstanding options and warrants and (iii) there were no additional shares of common stock available for issuance in connection with financings, any refinancing of outstanding debentures or any stock option plan for employees, future non-employee directors and consultants. Without increasing the number of shares of common stock which the Company is authorized to issue, we may not be able to meet our contractual obligations to issue common stock to our convertible preferred stock and convertible debenture holders, and to issue common stock upon exercise from our option and warrant holders.

The Board of Directors recommends the proposed increase in the authorized number of share of common stock to insure that a sufficient number of authorized and unissued shares is available (i) to meet the Company's obligations under the convertible preferred stock, convertible preferred debentures, and warrants and options previously issued or contracted for by the Company or to permit a refinancing of any or all of the Company's outstanding convertible debentures or debts, (ii) to raise additional capital for the operations of the Company,
(iii) for the financing of the acquisition of other businesses and (iv) to make options and shares available to employees, future non-employee directors and consultants of the Company as an incentive for services provided to the Company. Such shares would be available for issuance by the board of Directors of the Company without further action by the stockholders, unless required by the Company's Certificate of Incorporation or by NASDAQ rules. Neither the presently authorized shares of common stock nor the additional shares of common stock that may be authorized pursuant to the Authorized Stock Amendment carry preemptive rights.

Except as described above, there are currently no plans or arrangements relating to the issuance of any additional shares of common stock proposed to be authorized. However, if this proposal is approved by the stockholders, no assurance can be given that the Company will not consider effecting an equity offering of common stock or otherwise issuing such stock in the future for the purpose of raising additional working capital, acquiring related business or assets or otherwise.

The additional shares of common stock, if issued, would have a dilutive effect upon the percentage of equity of the Company owned by present stockholders. The issuance of such additional shares of common stock might be disadvantageous to current stockholders in that any additional issuances would potentially reduce per share dividends, if any. Stockholders should consider, however, that the possible impact upon dividends is likely to be minimal in view of the fact that the Company has never paid dividends, has never adopted any policy with respect to the payment of dividends and does not intend to pay any cash dividends in the foreseeable future. In addition, the issuance of such additional shares of common stock, by reducing the percentage of equity of the Company owned by present shareholders, would reduce such present shareholders' ability to influence the election of directors or any other action taken by the holders of common stock.

The authorization to issue the additional shares of common stock would provide management with the capacity to negate the efforts of unfriendly tender offerors through the issuance of securities to others who are friendly or desirable to management. This proposal is not the result of management's knowledge of any specific effort to accumulate shares of the Company's common stock or to obtain control of the Company in opposition to management or otherwise. The Company is not submitting this proposal to enable it to frustrate any efforts by another party to acquire a controlling interest or to seek representation on the Board of Directors. The submission of this proposal is not part of any plan by the Company's management to adopt a series of amendments to the Certificate of Incorporation or By-laws so as to render the takeover of the Company more difficult.

If proposal no. 2 is approved by the Company's stockholders, the Board of Directors expects to file a Certificate of Amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of common stock as soon as practicable after the date of the annual meeting. The Certificate of Amendment would amend and restate Article III of the Company's Certificate of Incorporation to read as follows:

     The maximum number of shares of capital stock that this corporation is authorized to have outstanding at any one time is 152,000,000 (ONE HUNDRED FIFTY-TWO MILLION) shares, no par value. The 152,000,000 shares of no par value capital stock of the Corporation shall be designated as follows:

     o    150,000,000 common shares
     o 2,000,000 preferred shares, the rights, and preferences of which are to be designated by the Company's Board of Directors.

     Annexed to this proxy statement and marked Exhibit A is proposed amendment to certificate of incorporation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL
TO THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION


PROPOSAL 3

RATIFICATION OF EXECUTIVE OFFICERS EMPLOYMENT AGREEMENTS

The five-year employment agreements with the three executive officers expired on July 5, 1999. The Company entered into new five year employment agreements on August 30, 1999 under the same terms, salary and conditions as the previous agreements, i.e. $286,224.96, $119,069.52 and $119,069.52 per annum to Richard
J. Grable, Linda B. Grable and Allan L. Schwartz respectively.

New stock option agreements were signed which provide each executive officer the right to exercise options for 500,000 common shares on the anniversary date of the employment agreement at 110% of fair market value on the date of the grant which is $.21 per share.

Annexed to this proxy statement as Exhibit B is the form of the employment agreement as executed by each of the Company's three officers for the term and annual salaries heretofore indicated.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION
OF THE EXECUTIVE OFFICERS EMPLOYMENT AGREEMENTS

PROPOSAL 4

CONSIDER AND ACT UPON A PROPOSAL TO ADOPT THE COMPANY'S 2000 NON-STATUTORY STOCK OPTION PLAN

     The Board of Directors on January 3, 2000 adopted the Company's 2000 Non-Statutory Stock Option Plan so as to provide a critical long-term incentive for employees, non-employee directors, consultants, attorneys and advisors of the Company and its subsidiaries. The Board of Directors believes that the Company's policy of granting stock options to such persons will continue to provide it with a critical advantage in attracting and retaining qualified candidates. In addition, the Stock Option Plan is intended to provide the Company with maximum flexibility to compensate plan participants. It is expected that such flexibility will be an integral part of the Company's policy to encourage employees, non-employee directors, consultants, attorneys and advisors to focus on the long-term growth of stockholder value. The Board of Directors believes that important advantages to the Company are gained by an option program such as the 2000 Non-Statutory Stock Option Plan which includes incentives for motivating employees of the Company, while at the same time promoting a closer identity of interest between employees, non-employee directors, consultants, attorneys and advisors on the one hand, and the stockholders on the other.

     The principal terms of the Stock Option Plan are summarized below and a copy of the Stock Option Plan is annexed to this Proxy Statement as Exhibit C. The summary of the Stock Option Plan set forth below is not intended to be a complete description thereof and such summary is qualified in its entirety by the actual text of the Stock Option Plan to which reference is made.

Summary Description of the Imaging Diagnostic Systems, Inc. 2000 Non-Statutory Stock Option Plan

     The purpose of the Non-Statutory Stock Option Plan ("Plan"), attached hereto as Exhibit C, is to provide directors, officers and employees of, consultants, attorneys and advisors to the Company and its subsidiaries with additional incentives by increasing their ownership interest in the Company. Directors, officers and other employees of the Company and its subsidiaries are eligible to participate in the Plan. Options in the form of Non-Statutory Stock Options ("NSO") may also be granted to directors who are not employed by the Company and consultants, attorneys and advisors to the Company providing valuable services to the Company and its subsidiaries. In addition, individuals who have agreed to become an employee of, director of or an attorney, consultant or advisor to the Company and/or its subsidiaries are eligible for option grants, conditional in each case on actual employment, directorship or attorney, advisor and/or consultant status. The Plan provides for the issuance of NSO's only, which are not intended to qualify as "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code, as amended.

     The maximum number of options that may be granted under this Plan shall be options to purchase 20,000,000 shares of Common Stock.

     The Board of Directors of the Company or a Compensation Committee (once established) will administer the Stock Option Plan with the discretion generally to determine the terms of any option grant, including the number of option shares, exercise price, term, vesting schedule and the post-termination exercise period. Notwithstanding this discretion (i) the term of any option may not exceed 10 years and (ii) an option will terminate as follows: (a) if such termination is on account of termination of employment for any reason other than death, without cause, such options shall terminate one year thereafter; (b) if such termination is on account of death, such options shall terminate 15 months thereafter; and (c) if such termination is for cause (as determined by the Board of Directors and/or Compensation Committee), such options shall terminate immediately. Unless otherwise determined by the Board of Directors or Compensation Committee, the exercise price per share of Common Stock subject to an option shall be equal to no less than 50% of the fair market value of the Common Stock on the date such option is granted. No NSO shall be assignable or otherwise transferable except by will or the laws of descent and distribution or except as permitted in accordance with SEC Release No.33-7646 as effective April 7, 1999 and in particular that portion thereof which expands upon transferability as is contained in Article III entitled "Transferable Options and Proxy Reporting" as indicated in Section A 1 through 4 inclusive and Section B thereof.

     The Stock Option Plan may be amended, altered, suspended, discontinued or terminated by the Board of Directors without further stockholder approval, unless such approval is required by law or regulation or under the rules of the stock exchange or automated quotation system on which the Common Stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the Stock Option Plan or broaden eligibility except that no amendment or alteration to the Plan shall be made without the approval of stockholders which would (a) increase the total number of shares reserved for the purposes of the Plan or decrease the NSO price (except as provided in paragraph 9 of the Plan) or change the classes of persons eligible to participate in the Plan or (b) extend the NSO period or (c) materially increase the benefits accruing to Plan participants or (d) materially modify Plan participation eligibility requirements or (e) extend the expiration date of the Plan. Unless otherwise indicated the Stock Option Plan will remain in effect until terminated by the Board of Directors. Attached to this proxy statement and marked Exhibit D is copy of proposed Executive Officers Qualified Stock Option Plan.

Federal Tax Consequences

     The following is a brief description of the federal income tax consequences generally arising with respect to options that may be granted under the Stock Option Plan. This discussion is only intended for the information of stockholders considering how to vote at the Annual Meeting, and not as tax guidance to individuals who participate in the Stock Option Plan.

     The grant of an option will create no tax consequences for the grantee or the Company. Upon exercising a NSO, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and nonforfeitable stock received. In such case, the Company will be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

     The participant's disposition of shares acquired upon the exercise of an option generally will result in capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares.

     Additionally, the following tax effects on Stock Option Plan participation may be considered:

     Tax Treatment to the Participants. The Stock Option Plan provides for the grant of nonqualified stock options. A description of these options and certain federal income tax aspects associated therewith is set forth below. Because tax results may vary due to individual circumstances, each participant in the Stock Option Plan is urged to consult his personal tax adviser with respect to the tax consequences of the exercise of an option or the sale of stock received upon the exercise thereof, especially with respect to the effect of state tax laws.

     Federal Income Tax Treatment of Nonqualified Stock Options. No income is recognized by an optionee when a non-qualified stock option is granted. Except as described below, upon exercise of a nonqualified stock option, an optionee is treated as having received ordinary income at the time of exercise in an amount equal to the difference between the option price paid and the then fair market value of the Common Stock acquired. The Company is entitled to a deduction at the same time and in a corresponding amount. The optionee's basis in the Common Stock acquired upon exercise of a nonqualified stock option is equal to the option price plus the amount of ordinary income recognized, and any gain or loss thereafter recognized upon disposition of the Common Stock is treated as capital gain or loss.

     Stock acquired by "insiders' (i.e., officers, directors or persons holding 10% or more of the stock of the Company who are subject to the restrictions on short-swing trading imposed by Section 16(b) of the Securities Exchange Act of
1934) upon exercise of nonqualified stock options constitutes "restricted property" and, unless the optionee elects otherwise, the recognition of income upon exercise is deferred to the date upon which the stock acquired upon exercise may first be sold without incurring Section 16(b) liability (generally six months after exercise). If such an optionee does not elect to recognize income upon exercise, the insider will realize ordinary income in an amount equal to the difference between the option price and the fair market value on the date the stock may first be sold without incurring Section 16(b) liability.

Vote Required for Approval

     The affirmative vote of a majority of the outstanding shares of the Common Stock present in persons or represented by Proxy at the Annual Meeting and entitled to vote is required to approve the adoption of the Stock Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL
OF THE 2000 NON-STATUTORY STOCK OPTION PLAN

PROPOSAL 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Margolies, Fink and Wichrowski CPA as independent public accountants of the Company with respect to its operations for the fiscal year 2000, subject to ratification by the holders of Common Stock of the Company. The firm has audited the Company's financial statements since 1994. Representatives of the firm are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     There will be presented at the Annual Meeting a proposal for the ratification of this appointment, which the Board of Directors believes is advisable and in the best interests of the stockholders. If the appointment of Margolies, Fink and Wichrowski, CPA is not ratified, the matter of appointment of independent public accountants will be considered by the Board of Directors.

     The Board of Directors of the Company recommends a vote FOR the appointment of Margolies, Fink and Wichrowski, CPA as the Company's independent accountants for the fiscal year ending June 30, 2000.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     The Company anticipates that the 2000 Annual Meeting will be held on or about October 25, 2000 and that the proxy materials for the 2000 Annual Meeting will be mailed on or before September 15, 2000. If any stockholder wishes a proposal to be considered for inclusion in the 2000 Proxy Statement, this material must be received by the Chief Executive Officer no later than August 15, 2000.

OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                       By Order of the Board of Directors

                                                    /s/ Allan L. Schwartz
                                                    ---------------------
                                                    Allan L. Schwartz, Secretary

                                   APPENDIX A

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON April 26, 2000

     The undersigned hereby appoints Richard J. Grable and Allan L. Schwartz and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Imaging Diagnostic Systems, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Imaging Diagnostic Systems, Inc. to be held at the Company's offices, located at 6531 NW 18th Court, Plantation, Florida, on April 26, 2000, at 9:00 a.m., local time, and at any and all continuations and adjournments thereof, with all powers that the undersigned would possess if personally sent, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

                 (Continued, and to be signed on the other side)

                                              Please mark your votes as this [X]

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4, AND 5 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

                                                 FOR          WITHOLD FOR
PROPOSAL 1: To elect six (6) directors           [ ]                [ ]
to hold office until the 2001 Annual
Meeting of Stockholders.

Nominees: Richard J. Grable, Linda B. Grable, Allan L. Schwartz, John R. Liegey, Robert L. Kagan, M.D., and Irving H. Schwab

Instruction: To withhold authority to vote for any nominee, write the nominee's name in the space provided below.
________________________________________________

FOR
PROPOSAL 2: To approve the amendment          FOR        AGAINST     ABSTAIN
To the Company's Certificate of
Incorporation to increase the number of      [   ]        [   ]       [   ]
Authorized shares of the Company's
Common stock, no par value, from
100,000,000 to 150,000,000

FOR
PROPOSAL 3: To ratify executive officers      FOR        AGAINST     ABSTAIN
Employment agreements
                                             [   ]        [   ]       [   ]

FOR
PROPOSAL 4: To adopt the Company's            FOR        AGAINST     ABSTAIN
2000 Non-Statutory Stock Option Plan
                                             [   ]        [   ]       [   ]


FOR
PROPOSAL 5: To ratify selection of            FOR        AGAINST     ABSTAIN
Margolies, Fink and Wichrowski CPA,
as independent public accountants            [   ]        [   ]       [   ]
of the Company for its fiscal
year ending June 30, 2000.

I PLAN TO ATTEND THE MEETING                         [   ]
ADMISSION TO ANNUAL MEETING WILL BE BY TICKET ONLY TO SHAREHOLDERS OF RECORD ON RECORD DATE. ADMISSION TICKETS WILL BE MAILED TO THE ADDRESS ENTERED BELOW:

Name:______________________________________________________

Street Address:_______________________________________________

City:_______________________________State:____Zip:_____________

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorney-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Signature____________________________________ Date________________

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

                                    EXHIBIT A

     In accordance with shareholders approval of a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's common stock, no par value, from 100,000,000 to 150,000,000 duly executed by a majority of the shareholders of Imaging Diagnostic Systems, Inc. entitled to vote thereon, and ratification of such action by the Company's Board of Directors, the Corporation's Articles of Incorporation to provide for and increase in the authorized Common Stock, pursuant to the relevant provisions of Chapter 607 of the Florida Statutes are hereby Amended as follows:

                                    Article I

The name of the corporation is IMAGING DIAGNOSTIC SYSTEMS, INC.

                            ARTICLE III CAPITAL STOCK

     The maximum number of shares of capital stock that this corporation is authorized to have outstanding at any one time is 152,000,000 (ONE HUNDRED FIFTY-TWO MILLION) shares, no par value. The 152,000,000 shares of no par value capital stock of the Corporation shall be designated as follows:

          o    150,000,000 common shares

          o 2,000,000 Preferred Shares, the rights, and preferences of which are to be designated by the Company's Board of Directors.


     Except as amended above the remainder of the Company's Article of Incorporation shall remain unchanged, and are hereby ratified and confirmed

The foregoing Amendments to the Articles of Incorporation were duly adopted on April 26, 2000 by a vote of a majority of the holders of the Corporation's common stock, no par value and the holders of the Preferred Shares, and approved by a sufficient number of votes pursuant to the Florida Statutes.

ATTESTED TO:                                IMAGING DIAGNOSTIC SYSTEMS, INC


By: ____________________________          Name:______________________________


                                          Title:_____________________________

By:____________________________           Name_______________________________

                                          Title______________________________

                                    EXHIBIT B

EMPLOYMENT AGREEMENT AS EXECUTED BY EACH OF THE COMPANY'S THREE OFFICERS FOR THE TERM AND ANNUAL SALARIES INDICATED IN PROXY STATEMENT UNDER PROPOSAL THREE.

     THIS EMPLOYMENT AGREEMENT dated August 30, 1999, between Imaging Diagnostic Systems, Inc. (the "Company"), and ______________________(the "Executive").

     WHEREAS, the Company desires to employ Executive and to ensure the continued availability to the Company of the Executive's services, and the Executive is willing to accept such employment and render such services, all upon and subject to the terms and conditions contained in this Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth in this Agreement, and intending to be legally bound, the Company and the Executive agree as follows:

         1.       TERM OF EMPLOYMENT.

               (a) Term. The Company hereby employs the Executive, and the Executive hereby accepts employment with the Company, for a period commencing on the date of this Agreement and ending five years from the date hereof (the "Term").

               (b) Continuing Effect. Notwithstanding any termination of this Agreement at the end of the Term or otherwise, the provisions of Sections 6 and 7 shall remain in full force and effect and the provisions of Sections 6(b) and 7 shall be binding upon the legal representatives, successors and assigns of the Executive, except as otherwise provided in Section 5(d).

         2.       DUTIES.

               (a) General Duties. The executive shall serve as ________________________ of the Company, with duties and responsibilities that are customary for such executives. The Executive will also perform services for such subsidiaries as may be necessary. The Executive will use his best efforts to performs his duties and discharge his responsibilities pursuant to this Agreement competently, carefully and faithfully.

               (b) Devotion of Time. The Executive will devote all of his time, attention and energies during normal business hours (exclusive of periods of sickness and disability and of such normal holiday and vacation periods as have been established by the Company) to the affairs of the Company. The Executive will not enter the employ of or serve as a consultant to, or in any way perform any services with or without compensation to, any other persons, business or organization without the prior consent of the Board of Directors of the

          Company; provided, that the Executive shall be permitted to devote a limited amount of his time, without compensation, to charitable or similar organizations.

         3.       COMPENSATION AND EXPENSES.

               (a) Salary. For the services of the Executive to be rendered under this Agreement, the Company will pay the Executive an annual base salary of $_______________ during the Term, subject to annual cost of living increases based upon changes in the Consumer Price Index published by the Bureau of Labor Statistics (or similar successor index) for the region in which the Executive resides, but in no event shall the cost of living increase be less than 7% per annum. The annual salary under this Section 3(a) will be reduced, however, to the extent that the Executive elects to defer any portion thereof under the terms of any deferred compensation or savings plan maintained by the Company. The Company will pay the Executive his annual salary in equal installments no less frequently than twice a month.

               (b) Bonus. For the services to be rendered by the Executive under this Agreement, the Company's Board of Directors, on a yearly basis, shall determine a bonus to be paid to Employee, based upon a percentage of the adjusted consolidated net earnings of the Company for each calendar year of Executive's employment, such sum to be computed as follows:

                    (i)The adjusted consolidated net earnings of the Company
               shall be determined in accordance with accepted accounting practice by the independent accounting firm employed by the Company as its auditors, within 90 days after the end of each fiscal year.

                    (ii) This computation of net earnings and of the Executive's percentage compensation, made in the manner here provided, shall be final and binding upon the Company and the Executive, and the Company shall pay such compensation to the Executive within 120 days after the end of the fiscal year in question. The Bonus may be paid in cash, stock, or options, by mutual agreement of the Executive and the Company.

                    (iii) For purposes of computing the Executive's percentage compensation, the adjusted consolidated net earnings of the Company shall be determined after full allowance for, and deduction of the following: (a) all federal, state and municipal taxes; (b) depreciation for the period based on the amount of depreciation set forth in the annual report of the Company to its shareholders for the fiscal year which includes such period.

               (c) Expenses. In addition to any compensation received pursuant to Section 3(a), (b) and (c), the Company will reimburse or advance funds to the Executive for all reasonable travel, entertainment and miscellaneous expenses incurred in connection with the performance of his duties under this Agreement, provided that the Executive properly accounts for such expenses to the Company in accordance with the Company's practices. Such reimbursement or advances will be made in accordance with policies and procedures of the Company in effect from time to time relating to reimbursement of or advances to executive officers.

         4.       BENEFITS.

               (a) Vacation. For each 12-month period during the Term, the Executive will be entitled to six weeks of vacation without loss of compensation or other benefits to which he is entitled under this Agreement, to be taken at such times as the Executive may select and the affairs of the Company may permit.

               (b) Employee Benefit Programs. Without limiting the compensation to which the Executive is entitled pursuant to the provisions of
          Section 3 or this Section 4, during the Term, the Executive will be entitled to participate in any pension, insurance or other employee benefit plan that is maintained at that time by the Company for its executive officers, including programs of life and medical insurance and reimbursement of membership fees in civic, social and professional organizations.

               (c) Incentive Stock Options. The Executive shall receive incentive options to purchase up to an aggregate of 2,500,000 shares of the Company's common or preferred stock, the terms and conditions of which are more fully set forth in that certain Stock Option Agreement dated August 30, 1999.

               (d) Miscellaneous Benefits. The Company shall also provide Executive with the following: (a) a $500 per month automobile allowance, and (b) telephone card, cellular phone, and major credit card.


         5.       TERMINATION.

               (a) Termination Without Cause. The Company may terminate the Executive's employment pursuant to the terms of this Agreement without cause. Such termination will become effective upon the date specified in such notice, provided that such date is at least 60 days from the date of such notice. Upon any such termination without cause:

                    (i) for the remainder of the term of this Agreement or for a period of 36 months following such termination, whichever is greater, the Company will continue to pay the Executive his annual salary pursuant to Section 3(a) and his Bonus pursuant to
               Section 3(b), and

                    (ii) the Company will continue to maintain for such period, for the benefit of the Executive, the employee benefit programs referred to in Section 4(b) that were in effect on the date of such termination.

               (b) Termination for Cause. The Company may terminate the Executive's employment pursuant to the terms of this Agreement at any time for cause by given written notice of termination. Such termination will become effective upon the giving of such notice, except that termination based upon clause (v) below shall not become effective unless the Executive shall fail to correct such breach within 30 days of receipt of written notice thereof provided pursuant to the preceding sentence. Upon any such termination for cause, the Executive shall have no right to compensation, commission, bonus or reimbursement under Section 3, or to participate in any employee benefit programs under Section 4 for any period subsequent to the effective date of termination. For purposes of this Section 5(b), "cause" shall mean: (i) the Executive is convicted of a felony which is related to the Executive's employment or the business of the Company; (ii) the Executive, in carrying out his duties hereunder, has been found in a civil action by the Company, to have committed willful gross negligence or willful gross misconduct resulting, in either case, in material harm to the Company; (iii) the Executive misappropriates Company funds or otherwise defrauds the Company; (iv) the Executive materially breaches any provision of Section 6 or Section 7; and (v) the Executive materially fails to perform his duties under Section 2 resulting in material harm to the Company.

               (c) Death or Disability. Excepting for the conditions and obligations contained in this Section 5(c), this Agreement and the obligations of the Company hereunder will terminate upon the death or disability of the Executive. For purposes of this Section 5(c), "disability" shall mean that for a period of six months in any 12-month period the Executive is incapable of substantially fulfilling the duties set forth in Section 2 because of physical, mental or emotional incapacity resulting from injury, sickness or disease.

         Upon termination by death or disability, the Company will pay the Executive or his legal representative, as the case may be: (i) his annual salary at such time pursuant to Section 3(a) through the date of such termination of employment; and (ii) the Executive's share of the Bonus as set forth in Section 3(b) of this Agreement. ;

               (d) Special Termination. In the event that (i) the Executive, with or without change in title or formal corporate action, shall no longer exercise all of the duties and responsibilities and shall no longer possess substantially all the authority set forth in Section 2; or (ii) the Company materially breaches this Agreement or the performance of its duties and obligations hereunder; or (iii) any entity or person not now an executive officer of the Company becomes either individually or as part of a group the beneficial owner of 20% or more of the Company's common stock, the Executive, by written notice to the Company, may elect to deem the Executive's employment hereunder to have been terminated by the Company without cause under
          Section 5(a) hereof, in which event the Executive shall be entitled to the compensation payable pursuant to clauses (i)-(iii) of Section 5(a).

               (e) Voluntary Termination. The Executive, on 30 days prior written notice to the Company, may terminate his employment voluntarily (i) at any time following termination of the initial Term or (ii) at any time following the death or disabling illness of a member of the Executive's immediate family or similar personal, non-business related occurrence as a result of which the Executive concludes he must devote a substantial amount of his time and energies to his family or other personal matter and not to his business activities so as to preclude his fulfilling his obligations under this Agreement. Upon any such termination, the Company will pay the Executive (i) his annual salary at such time pursuant to Section 3(a) through the date of such termination of employment; and (ii) any bonus which would have been payable through the date of termination pursuant to Section 3(b).

               (f) Continuing Effect. Notwithstanding any termination of the Executive's employment as provided in this Section 5 or otherwise, the provisions of Sections 6 and 7 shall remain in full force and effect.

          6.   NON-COMPETITION AGREEMENT.

               (a) Competition with the Company. Until termination of his employment and for a period of 12 months commencing on the date of termination, the Executive, directly or indirectly, in association with or as a stockholder, director, officer, consultant, employee, partner, joint venturer, member or otherwise of or through any person, firm, corporation, partnership, association or other entity, will not compete with the Company or any of its affiliates in the offer, sale or marketing of products or services that are competitive with the products or services offered by the Company, within any metropolitan area in the United States or elsewhere in which the Company is then engaged in the offer and sale of competitive products or services; provided, however, the foregoing shall not prevent Executive from accepting employment with an enterprise engaged in two or more lines of business, one of which is the same or similar to the Company's business (the "Prohibited Business") if Executive's employment is totally unrelated to the Prohibited Business; provided, further, the foregoing shall not prohibit Executive from owning up to 5% of the securities of any publicly-traded enterprise provided Executive is not an employee, director, officer, consultant to such enterprise or otherwise reimbursed for services rendered to such enterprise.

               (b) Solicitation of Customers. During the periods in which the provisions of Section 6(a) shall be in effect, the Executive, directly or indirectly, will not seek Prohibited Business from any Customer (as defined below) on behalf of any enterprise or business other than the Company, refer Prohibited Business from any Customer to any enterprise or business other than the Company or receive commissions based on sales or otherwise relating to the Prohibited Business from any Customer, or any enterprise or business other than the Company. For purposes of this Section 6(b), the term "Customer" means any person, firm, corporation, partnership, association or other entity to which the Company or any of its affiliates sold or provided goods or services during the 24-month period prior to the time at which any determination is required to be made as to whether any such person, firm, corporation, partnership, association or other entity is a Customer.

               (c) Solicitation of Employees. During the periods in which the provisions of Section 6(a) shall be in effect, the Executive, will not directly or indirectly, solicit employees of the Company for employment by any person, enterprise, business, company, partnership, joint venture or other entity. For the purposes of this Agreement, the term "Employee " means any person, firm, corporation, partnership, association or other entity which the Company, or any of its affiliates, employed during the during the 24-month period prior to the time at which any determination is required to be made as to whether any such person, firm, corporation, partnership, association or other entity is an Employee.

               (d) No Payment. The Executive acknowledges and agrees that no separate or additional payment will be required to be made to him in consideration of his undertakings in this Section 6.

         7.       NONDISCLOSURE OF CONFIDENTIAL INFORMATION.

          The Executive acknowledges that during his employment he will learn and will have access to confidential information regarding the Company and its affiliates, including without limitation (i) confidential or secret plans, programs, documents, agreements or other material relating to the business, services or activities of the Company and its affiliates and (ii) trade secrets, market reports, customer investigations, customer lists and other similar information that is proprietary information of the Company or its affiliates (collectively referred to as "confidential information"). The Executive acknowledges that such confidential information as is acquired and used by the Company or its affiliates is a special, valuable and unique asset. All records, files, materials and confidential information obtained by the Executive in the course of his employment with the Company are confidential and proprietary and shall remain the exclusive property of the Company or its affiliates, as the case may be. The Executive will not, except in connection with and as required by his performance of his duties under this Agreement, for any reason use for his own benefit or the benefit of any person or entity with which he may be associated or disclose any such confidential information to any person, firm, corporation, association or other entity for any reason or purpose whatsoever without the prior written consent of the board of directors of the Company, unless such confidential information previously shall have become public knowledge through no action by or omission of the Executive.

         8.       EQUITABLE RELIEF.

               (a) The Company and the Executive recognize that the services to be rendered under this Agreement by the Executive are special, unique and of extraordinary character, and that in the event of the breach by the Executive of the terms and conditions of this Agreement or if the Executive, without the prior consent of the board of directors of the Company, shall leave his employment for any reason and take any action in violation of Section 6 or Section 7, the Company will be entitled to institute and prosecute proceedings in any court of competent jurisdiction referred to in Section 8(b) below, to enjoin the Executive from breaching the provisions of Section 6 or Section 7. In such action, the Company will not be required to plead or prove irreparable harm or lack of an adequate remedy at law. Nothing contained in this Section 8 shall be construed to prevent the Company from seeking such other remedy in arbitration in case of any breach of this Agreement by the Executive, as the Company may elect.

               (b) Any proceeding or action must be commenced in the federal courts, or in the absence of federal jurisdiction in state court, in either case in Florida where the Company maintains its principal offices. The Executive and the Company irrevocably and unconditionally submit to the jurisdiction of such courts and agree to take any and all future action necessary to submit to the jurisdiction of such courts. The Executive and the Company irrevocably waive any objection that they now have or hereafter irrevocably waive any objection that they now have or hereafter may have to the laying of venue of any suit, action or proceeding brought in any such court and further irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment against the Executive or the Company in any such suit shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy or which shall be conclusive evidence of the fact and the amount of any liability of the Executive or the Company therein described, or by appropriate proceedings under any applicable treaty or otherwise.

               9. ASSIGNABILITY.

          The rights and obligations of the Company under this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company, provided that such successor or assign shall acquire all or substantially all of the assets and business of the Company. The Executive's obligations hereunder may not be assigned or alienated and any attempt to do so by the Executive will be void.

         10.      SEVERABILITY.

               (a) The Executive expressly agrees that the character, duration and geographical scope of the provisions set forth in this Agreement are reasonable in light of the circumstances, as they exist on the date hereof. Should a decision, however, be made at a later date by a court of competent jurisdiction that the character, duration or geographical scope of such provisions is unreasonable, then it is the intention and the agreement of the Executive and the Company that this Agreement shall be construed by the court in such a manner as to impose only those restrictions on the Executive's conduct that are reasonable in the light of the circumstances and as are necessary to assure to the Company the benefits of this Agreement. If, in any judicial proceeding, a court shall refuse to enforce all of the separate covenants deemed included herein because taken together they are more extensive than necessary to assure to the Company the intended benefits of this Agreement, it is expressly understood and agreed by the parties hereto that the provisions of this Agreement that, if eliminated, would permit the remaining separate provisions to be enforced in such proceeding shall be deemed eliminated, for the purposes of such proceeding, from this Agreement.

               (b) If any provision of this Agreement otherwise is deemed to be invalid or unenforceable or is prohibited by the laws of the state or jurisdiction where it is to be performed, this Agreement shall be considered divisible as to such provision and such provision shall be inoperative in such state or jurisdiction and shall not be part of the consideration moving from either of the parties to the other. The remaining provisions of this Agreement shall be valid and binding and of like effect as though such provision were not included.

         11. NOTICES AND ADDRESSES. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

To the Company:                             Imaging Diagnostic Systems, Inc.
                                            6531 NW 18th Court
                                            Plantation Florida 33313

To the Executive:                           _____________________
                                            _____________________
                                            _____________________

or to such other address as either of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

          12. COUNTERPART. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

          13. ARBITRATION. Except for any controversy or claim seeking equitable relief as provided in Section 8 of this Agreement, any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof or any other dispute between the parties, shall be submitted to one arbitrator and settled by arbitration in Fort Lauderdale, Florida, in accordance with the rules, then obtaining, of the American Arbitration Association. Any reward made by such arbitrator shall be final, binding and conclusive on all parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

          14. ATTORNEY'S FEES. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to a reasonable attorney's fee, costs and expenses.

          15. GOVERNING LAW. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided therein or performance shall be governed or interpreted according to the internal laws of the State of Florida without regard to choice of law considerations.

          16. ENTIRE AGREEMENT. This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

          17. ADDITIONAL DOCUMENTS. The parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

          18. SECTION AND PARAGRAPH HEADINGS. The section and paragraph headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, the Company and the Executive have executed this Agreement as of the date and year first above written.

                                           Imaging Diagnostic Systems, Inc.



________________________________            By:  _____________________________
Executive                                   Linda B. Grable, President

                             STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT (the "Agreement") entered into as of the 30th day of August 1999, between Imaging Diagnostic Systems, Inc. the "Company") and___________________________________, an Executive of the Company
("Executive").

     WHEREAS, by action taken by the board of directors of the Company on August 30, 1999, it has adopted a 1999 Equity Incentive Plan (the "Plan"); and

     WHEREAS, by action taken by the board of directors of the Company on the same date, it has been determined that in order to enhance the ability of the Company to attract and retain qualified officers it will grant Executive the right to purchase stock in the Company pursuant to incentive options.

     NOW THEREFORE, in consideration of the mutual covenants and promises hereafter set forth and for other good and valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

     1. GRANT OF INCENTIVE OPTIONS. The Company irrevocably grants to Executive, as a matter of separate agreement and not in lieu of salary or other compensation for services, the right and option (the "Options") to purchase all or any part of an aggregate of 2,500,000 shares of authorized but unissued common stock of the Company or, at Executive's option, that number of Voting Convertible Preferred Stock that would give Executive voting rights equal to the 2,500,000 shares of common stock, on the terms and conditions herein set forth. The Options are intended to be Incentive Stock Options as defined by Section 422A of the Internal Revenue Code (the "Code").

     2. PRICE. The exercise price of the shares of common stock subject to the Options shall be 110% of fair market value on the date of the grant ($.21 per share).

         3.       WHEN EXERCISABLE.

          (a) Provided that Executive is employed by the Company on the respective dates below, the Options shall vest as follows:

                           Date                   No. of Shares
                           ----                   -------------
                       August 30, 1999               500,000
                       August 30, 2000               500,000
                       August 30, 2001               500,000
                       August 30, 2002               500,000
                       August 30, 2003               500,000

          (b) Except as provided in paragraphs 2 and 3 of this Agreement, once any Option become exercisable they shall remain exercisable through August 30, 2004.

         4. CONVERSION TO NON-QUALIFIED OPTIONS. In the event that the stockholders of the Company fail to approve the Plan within one year after approval by the Board of Directors, or in the event that the Executive is terminated with pursuant to
          Section 5 (a) or 5(d) of that certain Employment Agreement dated August 30, 1999 between the Company and the Executive, a copy of which, is on file at the Company's corporate office (the "Employment Agreement"), the exercise period for the Options shall be extended through August 30, 2009 thereby converting all of the Options to Non-Qualified Options. In such event, the Company shall pay Executive a tax-offset bonus each time he exercises any Options. The amount of the tax offset bonus shall be equal to the amount of federal income tax he incurs in connection with the exercise of the Options assuming he is at the highest marginal United States income bracket for the year of exercise. Such bonus shall be paid to Executive on or before February 1, of the year following exercise.

         5.       TERMINATION OF RELATIONSHIP.

               (a) Except as set forth in Section 4 above, if for any reason, except death, Executive ceases to act as an employee of the Company, all rights granted hereunder shall terminate effective three months from the date Executive ceases to act as an employee.

               (b) If Executive shall die while an employee of the Company, his estate or any transferee, as defined herein, shall have the right within three months from the date of Executive's death to exercise Executive's Options to the extent the right to exercise to the Options shall have accrued at the date of death, except to the extent the Options shall have been exercised prior thereto. The exercise period for any Options not vested, shall be extended through August 30, 2004 thereby converting all of the Options to Non-Qualified Options. For the purpose of this Agreement, "transferee" shall mean a person to whom such shares are transferred by will or by the laws of descent and distribution.

               (c) No transfer of the Options by Executive by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the letters testamentary or such other evidence as the board may deem necessary to establish the authority of the state and the acceptance by the transferee or transferees of the terms and conditions of the Options.

               (d) If Executive becomes disabled while employed by the Company within the meaning of Section 22(e)(3) of the Code, the three month period referred to in paragraph 3(a) of this Agreement shall be extended to one year.

          6. METHOD OF EXERCISE/REGISTRATION. These Options shall be exercisable by a written notice, which shall:

               (a) state the election to exercise the Options, the number of shares to be exercised, the person in whose name the stock certificate or certificates for such shares of common stock is to be registered, his address and social security number (or if more than one, the names, addresses and social security numbers of such persons);

               (b) contain such representations and agreements as to the holder's investment intent with respect to such shares of common stock as set forth in paragraph 8 hereof;

               (c) be signed by the person or persons entitled to exercise the Options and, if the Options is being exercised by any person or persons other than the Executive, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Options.

               (d) be accompanied by full payment of the purchase or exercise price there for either (i) in United States dollars in cash or by check; (ii) by Executive's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable federal rate, as defined in Section 1274(d) of the Code;
          (iii) by having the Company retain a portion of the Shares covered by the option exercise, or (iv) by any combination of (i) (ii) and (iii) above.

     If the Executive chooses to pay the exercise price pursuant to (iii) above, the number of Shares to be delivered to or withheld by the Company times the fair market value shall equal the cash required for exercise. To the extent that the Participant elects to either deliver or have withheld Shares of the Company's Common Stock, the Board of Directors may require the Executive to make such election only during certain periods of time as may be necessary to comply with appropriate exemptive procedures regarding the "short-swing" profit provisions of Section 16(b) of the Securities Exchange Act of 1934 or to meet certain Internal Revenue Code requirements.

     The certificate or certificates for shares of common stock as to which the Options shall be exercised shall be registered in the name of the person or persons exercising the Options.

     The Company shall, if requested by the Executive, as expeditiously as possible file a registration statement on a form of general use under the Securities Act to permit the sale or other disposition of the Optioned Shares. The Executive shall provide all information reasonable requested by the Company for inclusion in any registration statement to be filed under this Agreement. The Company will use its best efforts to cause such registration statement first to become effective at the earliest practicable time and then to remain effective for such period as the Executive reasonably deems necessary to effect such sales or other dispositions or until all Optioned Shares no longer will constitute "restricted securities" with the meaning of Rule 144 under the Securities Act. Such registration shall be effected at the Company's expense except for underwriting commissions and the fees and disbursements of the Executive's counsel attributable to the registration of the Optioned Shares. The Company and the Executive shall enter into an agreement under which each will indemnify the other with respect to information provided by such party for use in the registration statement, such indemnities and the procedures for them to be in a form customarily included in registration rights agreements. The Company further agrees to use its best efforts to register or qualify the Optioned Stock covered under such registration statement under such other securities or blue-sky laws of such jurisdictions as the Executive shall reasonably request.

     7. RELOAD OPTIONS. If the Executive pays all or a portion of the exercise price of an Option or the tax required to be withheld pursuant to an exercise of an Option by surrendering shares of Stock pursuant to Section 6(d) above, the Executive shall be automatically granted an

Option for the purchase of Stock equal to the number of shares surrendered (a "Reload Option"). The grant of the Reload Option shall be effective on the date the Participant surrenders the shares of Stock in respect of which the Reload Option is granted (the "Reload Date"). The Reload Option shall have an exercise price equal to the Fair Market Value of the Stock on the Reload Date, and shall have a term which is no longer, and which shall lapse no later, than the original term of the underlying option. If stock otherwise available under an Incentive Stock Option is withheld pursuant to Section 6(d) above, any Reload Option granted in connection with the withholding shall be treated as a new Incentive Stock Option, subject to the rules set forth in the Plan..

     8. ADJUSTMENTS. Upon the occurrence of any of the following events, the Executive's rights with respect to Options granted hereunder shall be adjusted as hereinafter provided unless otherwise specifically provided in the written agreement between the Executive and the Company relating to such Option:

          (a) If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

          (b) Except as provided for pursuant to Section 5 (a) or 5(d) of the Employment Agreement, if the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board") shall at the Executives sole option, as to outstanding Options, either
(i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or (ii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

          (c) In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph (b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, the Executive upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Option prior to such recapitalization or reorganization.

          (d) Except as expressly provided herein, no issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends or other distributions paid in cash or in property other than securities of the Company.

          (e) No fractional shares shall be issued pursuant to the Options, the Executive shall receive from the Company cash in lieu of such fractional shares.

     9. NECESSITY TO BECOME HOLDER OF RECORD. Neither the Executive nor his estate, as provided in paragraph 3(b), shall have any rights as a shareholder with respect to any shares covered by the Options until such person shall have become the holder of record of such shares. No adjustment shall be made for cash dividends or cash distributions, ordinary or extraordinary, in respect of such shares for which the record date is prior to the date on which he shall become the holder of record thereof.

     10. RESERVATION OF RIGHT TO TERMINATE RELATIONSHIP. Nothing contained in this Agreement shall restrict the right of the Company to terminate the relationship of Executive at any time, with or without cause. The termination of the relationship of Executive by the Company, regardless of the reason there for, shall have the results provided for in Section 5 of this Agreement.

     11. CONDITIONS TO EXERCISE OF OPTIONS. In order to enable the Company to comply with the Securities Act of 1933 (the "Securities Act") and relevant state law, the Company shall require Executive, his estate, or any Transferee as a condition of the exercising of the Options granted hereunder, to give written assurance satisfactory to the Company that the shares subject to the Options are being acquired for his own account, for investment only, with no view to the distribution of same, and that any subsequent resale of any such shares either shall be made pursuant to a registration statement under the Securities Act and applicable state law which has become effective and is current with regard to the shares being sold, or shall be pursuant to an exemption from registration under the Securities Act and applicable state law.

     The Options are subject to the requirement that, if at any time the board of directors shall determine, in its discretion, that the listing, registration, or qualification of the shares of common stock subject to the Options upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with the issue or purchase of shares under the Options, the options may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected.

     12. DUTIES OF COMPANY. The Company will at all times during the term of
Options:

          (a) Reserve and keep available for issue such number of shares of its authorized and unissued common stock as will be sufficient to satisfy the requirements of this Agreement;

          (b) Pay all original issue taxes with respect to the issue of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith;

          (c) Use its best efforts to comply with all laws and regulations, which, in the opinion of counsel for the Company, shall be applicable thereto.

     13. PARTIES BOUND BY PLAN. The Plan and each determination, interpretation or other action made or taken pursuant to the provisions of the Plan shall be final and shall be binding and conclusive for all purposes on the Company and Executive and his respective successors in interest.

     14. ARBITRATION. Any controversy or claim arising out of or relating to this Agreement, or to the interpretations, breach or enforcement thereof, shall be submitted to one arbitrator and settled by arbitration in Fort Lauderdale, Florida, in accordance with the rules, then obtaining, of the American Arbitration Association. Any award made by such arbitrator shall be final, binding and conclusive on all parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

     15. BENEFIT. This Agreement shall be binding upon and insure to the benefit of the parties hereto and their legal representatives, successors and assigns.

     16. NOTICES AND ADDRESSES. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:


To the Company:                             Imaging Diagnostic Systems, Inc.
                                            6531 NW 18th Court
                                            Plantation Florida 33313

To the Executive:                           ____________________________
                                            ____________________________
                                            ____________________________


or to such other address as either of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

     17. ATTORNEY'S FEES. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to a reasonable attorney's fee, costs and expenses.

     18. CONSTRUCTION. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

     19. GOVERNING LAW. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided therein or performance shall be governed or interpreted according to the internal laws of the State of Florida without regard to choice of law considerations.

     20. ORAL EVIDENCE. This Agreement supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

     21. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

     22. ADDITIONAL DOCUMENTS. The parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

     23. PARAGRAPH HEADINGS. Paragraph headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.


     IN WITNESS WHEREOF the parties hereto have set their hand and seal the day and year first above written.

WITNESSES:                                   Imaging Diagnostic Systems, Inc.



___________________________________          By: _____________________________
                                                 Linda B. Grable, President



____________________________________         By: ______________________________

                                                 ___________________, Executive

                                    EXHIBIT C

IMAGING DIAGNOSTIC SYSTEMS, INC.

2000 NON-STATUTORY STOCK OPTION PLAN

1.   Purpose of this Plan.

     This Non-Statutory Stock Option Plan (the "Plan") is intended as an employment incentive, to aid in attracting and retaining in the employ or service of Imaging Diagnostic Systems, Inc. (the "Company"), a Florida corporation, and any Affiliated Corporation, persons of experience and ability and whose services are considered valuable, to encourage the sense of proprietorship in such persons, and to stimulate the active interest of such persons in the development and success of the Company. This Plan provides for the issuance of non-statutory stock options ("NSOs" or "Options") which are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.   Administration of this Plan.

     The Company's Board of Directors ("Board") may appoint and maintain as administrator of this Plan the Compensation Committee (the "Committee") of the Board which shall consist of at least three members of the Board. Until such time as the Committee is duly constituted, the Board itself shall have and fulfill the duties herein allocated to the Committee. The Committee shall have full power and authority to designate Plan participants, to determine the provisions and terms of respective NSOs (which need not be identical as to number of shares covered by any NSO, the method of exercise as related to exercise in whole or in installments, or otherwise), including the NSO price, and to interpret the provisions and supervise the administration of this Plan. The Committee may, in its discretion, provide that certain NSOs not vest (that is, become exercisable) until expiration of a certain period after issuance or until other conditions are satisfied, so long as not contrary to this Plan.

     A majority of the members of the Committee shall constitute a quorum. All decisions and selections made by the Committee pursuant to this Plan's provisions shall be made by a majority of its members. Any decision reduced to writing and signed by all of the members shall be fully effective as if it had been made by a majority at a meeting duly held. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it deems advisable. If at any time the Board shall consist of seven or more members, then the Board may amend this Plan to provide that the Committee shall consist only of Board members who shall not have been eligible to participate in this Plan (or similar stock or stock option plan) of the Company or its affiliates at any time within one year prior to appointment to the Committee.

     All NSOs granted under this Plan are subject to, and may not be exercised before, the approval of this Plan by the holders of a majority of the Company's outstanding shares, and if such approval is not obtained, all NSOs previously granted shall be void. Each NSO shall be evidenced by a written agreement containing terms and conditions established by the Committee consistent with the provisions of this Plan.

3.   Designation of Participants.

     The persons eligible for participation in this Plan as recipients of NSOs shall include full-time and part-time employees (as determined by the Committee) and officers of the Company or of an Affiliated Corporation. In addition, directors of the Company or any Affiliated Corporation who are not employees of the Company or an Affiliated Corporation and any attorney, consultant or other adviser to the Company or any Affiliated Corporation shall be eligible to participate in this Plan. For all purposes of this Plan, any director who is not also a common law employee and is granted an option under this Plan shall be considered an "employee" until the effective date of the director's resignation or removal from the Board of Directors, including removal due to death or disability. The Committee shall have full power to designate, from among eligible individuals, the persons to whom NSOs may be granted. A person who has been granted an NSO hereunder may be granted an additional NSO or NSOs, if the Committee shall so determine. The granting of an NSO shall not be construed as a contract of employment or as entitling the recipient thereof to any rights of continued employment.

4.   Stock Reserved for this Plan.

     Subject to adjustment as provided in Paragraph 9 below, a total of 20,000,000 shares of Common Stock ("Stock"), of the Company shall be subject to this Plan. The Stock subject to this Plan shall consist of unissued shares or previously issued shares reacquired and held by the Company or any Affiliated Corporation, and such amount of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to outstanding NSOs at the termination of this Plan shall cease to be reserved for the purpose of this Plan, but until termination of this Plan, the Company shall at all times reserve a sufficient number of shares to meet the requirements of this Plan. Should any NSO expire or be canceled prior to its exercise in full, the unexercised shares theretofore subject to such NSO may again be subjected to an NSO under this Plan.

5.   Option Price.

     The purchase price of each share of Stock placed under NSO shall not be less than 50% of the fair market value of such share on the date the NSO is granted. The fair market value of a share on a particular date shall be deemed to be the average of either (i) the highest and lowest prices at which shares were sold on the date of grant, if traded on a national securities exchange,
(ii) the high and low prices reported in the consolidated reporting system, if traded on a "last sale reported" system, such as NASDAQ, or (iii) the high bid and high asked price for over-the-counter securities. If no transactions in the Stock occur on the date of grant, the fair market value shall be determined as of the next earliest day for which reports or quotations are available. If the common shares are not then quoted on any exchange or in any quotation medium at the time the option is granted, then the Board of Directors or Committee will use its discretion in selecting a good faith value believed to represent fair market value based on factors then known to them. The cash proceeds from the sale of Stock are to be added to the general funds of the Company.

6.   Exercise Period.

     (a) The NSO exercise period shall be a term of not more than ten (10) years from the date of granting of each NSO and shall automatically terminate:

          (i) Upon termination of the optionee's employment with the Company for cause;

          (ii) At the expiration of twelve (12) months from the date of termination of the optionee's employment with the Company for any reason other than death, without cause; provided, that if the optionee dies within such twelve-month period, subclause (iii) below shall apply; or

          (iii) At the expiration of fifteen (15) months after the date of death of the optionee.

     (b) "Employment with the Company" as used in this Plan shall include employment with any Affiliated Corporation, and NSOs granted under this Plan shall not be affected by an employee's transfer of employment among the Company and any Parent or Subsidiary thereof. An optionee's employment with the Company shall not be deemed interrupted or terminated by a bona fide leave of absence (such as sabbatical leave or employment by the Government) duly approved, military leave, maternity leave or sick leave.

7.   Exercise of Options.

     (a) The Committee, in granting NSOs, shall have discretion to determine the terms upon which NSOs shall be exercisable, subject to applicable provisions of this Plan. Once available for purchase, unpurchased shares of Stock shall remain subject to purchase until the NSO expires or terminates in accordance with Paragraph 6 above. Unless otherwise provided in the NSO, an NSO may be exercised in whole or in part, one or more times, but no NSO may be exercised for a fractional share of Stock.

     (b) NSOs may be exercised solely by the optionee during his lifetime, or after his death (with respect to the number of shares which the optionee could have purchased at the time of death) by the person or persons entitled thereto under the decedent's will or the laws of descent and distribution.

         (c) The purchase price of the shares of Stock as to which an NSO is exercised shall be paid in full at the time of exercise and no shares of Stock shall be issued until full payment is made therefor. Payment shall be made either (i) in cash, represented by bank or cashier's check, certified check or money order (ii) in lieu of payment for bona fide services rendered, and such services were not in connection with the offer or sale of securities in a capital raising transaction, (iii) by delivering shares of the Company's Common Stock which have been beneficially owned by the optionee, the optionee's spouse, or both of them for a period of at least six (6) months prior to the time of exercise (the "Delivered Stock") in a number equal to the number of shares of Stock being purchased upon exercise of the NSO or (iv) by delivery of shares of corporate stock which are freely tradeable without restriction and which are part of a class of securities which has been listed for trading on the NASDAQ system or a national securities exchange, with an aggregate fair market value equal to or greater than the exercise price of the shares of Stock being purchased under the NSO, or (v) a combination of cash, services, Delivered Stock or other corporate shares. An NSO shall be deemed exercised when written notice thereof, accompanied by the appropriate payment in full, is received by the Company. No holder of an NSO shall be, or have any of the rights and privileges of, a shareholder of the Company in respect of any shares of Stock purchasable upon exercise of any part of an NSO unless and until certificates representing such shares shall have been issued by the Company to him or her.

8.   Assignability.

     No NSO shall be assignable or otherwise transferable (by the optionee or otherwise) except by will or the laws of descent and distribution or except as permitted in accordance with SEC Release No.33-7646 as effective April 7, 1999 and in particular that portion thereof which expands upon transferability as is contained in Article III entitled "Transferable Options and Proxy Reporting" as indicated in Section A 1 through 4 inclusive and Section B thereof. No NSO shall be pledged or hypothecated in any manner, whether by operation of law or otherwise, nor be subject to execution, attachment or similar process.

9.   Reorganizations and Recapitalizations of the Company.

     (a) The existence of this Plan and NSOs granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any and all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale, exchange or transfer of all or any part of its assets or business, or the other corporation act or proceeding, whether of a similar character or otherwise.

     (b) The shares of Stock with respect to which NSOs may be granted hereunder are shares of the Common Stock of the Company as currently constituted. If, and whenever, prior to delivery by the Company of all of the shares of Stock which are subject to NSOs granted hereunder, the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Stock dividend, a stock split, combination of shares (reverse stock split) or recapitalization or other increase or reduction of the number of shares of the Common Stock outstanding without receiving compensation therefor in money, services or property, then the number of shares of Stock available under this Plan and the number of shares of Stock with respect to which NSOs granted hereunder may thereafter be exercised shall (i) in the event of an increase in the number of outstanding shares, be proportionately increased, and the cash consideration payable per share shall be proportionately reduced; and
(ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced, and the cash consideration payable per share shall be proportionately increased.

     (c) If the Company is reorganized, merged, consolidated or party to a plan of exchange with another corporation pursuant to which shareholders of the Company receive any shares of stock or other securities, there shall be substituted for the shares of Stock subject to the unexercised portions of outstanding NSOs an appropriate number of shares of each class of stock or other securities which were distributed to the shareholders of the Company in respect of such shares of Stock in the case of a reorganization, merger, consolidation or plan of exchange; provided, however, that all such NSOs may be canceled by the Company as of the effective date of a reorganization, merger, consolidation, plan of exchange, or any dissolution or liquidation of the Company, by giving notice to each optionee or his personal representative of its intention to do so and by permitting the purchase of all the shares subject to such outstanding NSOs for a period of not less than thirty (30) days during the sixty (60) days next preceding such effective date.

     (d) Except as expressly provided above, the Company's issuance of shares of Stock of any class, or securities convertible into shares of Stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into shares of Stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to NSOs granted hereunder or the purchase price of such shares.

10.  Purchase for Investment.

     Unless the shares of Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, each person exercising an NSO under this Plan may be required by the Company to give a representation in writing that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

11.  Effective Date and Expiration of this Plan.

     This Plan shall be effective as of January 3, 2000 the date of its adoption by the Board, subject to the approval of the Company's shareholders, and no NSO shall be granted pursuant to this Plan after its expiration. This Plan shall expire on January 2, 2010 except as to NSOs then outstanding, which shall remain in effect until they have expired or been exercised.

12.  Amendments or Termination.

     The Board may amend, alter or discontinue this Plan at any time in such respects as it shall deem advisable in order to conform to any change in any other applicable law, or in order to comply with the provisions of any rule or regulation of the Securities and Exchange Commission required to exempt this Plan or any NSOs granted thereunder from the operation of

Section 16(b) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or in any other respect not inconsistent with Section 16(b) of the Exchange Act; provided, that no amendment or alteration shall be made which would impair the rights of any participant under any NSO theretofore granted, without his consent (unless made solely to conform such NSO to, and necessary because of, changes in the foregoing laws, rules or regulations), and except that no amendment or alteration shall be made without the approval of shareholders which would:

     (a) Increase the total number of shares reserved for the purposes of this Plan or decrease the NSO price provided for in Paragraph 5 (except as provided in Paragraph 9), or change the classes of persons eligible to participate in this Plan as provided in Paragraph 3; or

     (b) Extend the NSO period provided for in Paragraph 6; or

     (c) Materially increase the benefits accruing to participants under this Plan; or

     (d) Materially modify the requirements as to eligibility for participation in this Plan; or

     (e) Extend the expiration date of this Plan as set forth in Paragraph 11.

13.  Government Regulations.

     This Plan, and the granting and exercise of NSOs hereunder, and the obligation of the Company to sell and deliver shares of Stock under such NSOs, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

14.  Liability.

     No member of the Board of Directors, the Committee or officers or employees of the Company or any Affiliated Corporation shall be personally liable for any action, omission or determination made in good faith in connection with this Plan.

15.  Miscellaneous.

     (a) The term "Affiliated Corporation" used herein shall mean any Parent or Subsidiary.

     (b) The term "Parent" used herein shall mean any corporation owning 50 percent or more of the total combined voting stock of all classes of the Company or of another corporation qualifying as a Parent within this definition.

     (c) The term "Subsidiary" used herein shall mean any corporation more than 50 percent of whose total combined voting stock of all classes is held by the Company or by another corporation qualifying as a Subsidiary within this definition.

16.  Options in Substitution for Other Options.

     The Committee may, in its sole discretion, at any time during the term of this Plan, grant new options to an employee under this Plan or any other stock option plan of the Company on the condition that such employee shall surrender for cancellation one or more outstanding options which represent the right to purchase (after giving effect to any previous partial exercise thereof) a number of shares, in relation to the number of shares to be covered by the new conditional grant hereunder, determined by the Committee. If the Committee shall have so determined to grant such new options on such a conditional basis ("New Conditional Options"), no such New Conditional Option shall become exercisable in the absence of such employee's consent to the condition and surrender and cancellation as appropriate. New Conditional Options shall be treated in all respects under this Plan as newly granted options. Option may be granted under this Plan from time to time in substitution for similar rights held by employees of other corporations who are about to become employees of the Company or an Affiliated Corporation, or the merger or consolidation of the employing corporation with the Company or an Affiliated Corporation, or the acquisition by the Company or an Affiliated Corporation of the assets of the employing corporation, or the acquisition by the Company or an Affiliated Corporation of stock of the employing corporation as the result of which it becomes an Affiliated Corporation.

17.  Withholding Taxes.

     Pursuant to applicable federal and state laws, the Company may be required to collect withholding taxes upon the exercise of a NSO. The Company may require, as a condition to the exercise of a NSO, that the optionee concurrently pay to the Company the entire amount or a portion of any taxes which the Company is required to withhold by reason of such exercise, in such amount as the Committee or the Company in its discretion may determine. In lieu of part or all of any such payment, the optionee may elect to have the Company withhold from the shares to be issued upon exercise of the option that number of shares having a Fair Market Value equal to the amount which the Company is required to withhold.

18. Transferability in Accordance With Form S-8 as Amended and Effective April 7, 1999.

     Notwithstanding anything to the contrary as may be contained in this Plan regarding rights as to transferability or lack thereof, all options granted hereunder may and shall be transferable to the extent permitted in accordance with SEC Release No. 33-7646 entitled "Registration of Securities on Form S-8" as effective April 7, 1999 and in particular in accordance with that portion of such Release which expands Form S-8 to include stock option exercise by family members so that the rules governing the use of Form S-8 (a) do not impede legitimate intra family transfer of options and (b) may facilitate transfer for estate planning purposes - all as more specifically defined in Article III, Sections A and B thereto, the contents of which are herewith incorporated by reference.

                                           Imaging Diagnostic Systems, Inc.

ATTEST:

                                           By:/s/ Linda B. Grable, President
                                              -------------------
                                                  Linda B. Grable

By:/s/ Allan L. Schwartz, Secretary
   ---------------------
       Allan L. Schwartz

(SEAL)

CERTIFICATION OF PLAN ADOPTION

     I, the undersigned Secretary of this Corporation, hereby certify that the foregoing 2000 Non-Statutory Stock Option Plan was duly approved by the requisite number of holders of the issued and outstanding common stock of this corporation as of March 10, 2000.


                                             ____________________, Secretary


(SEAL)

OPTION AGREEMENT

The undersigned hereby grants ___________________ (pursuant to the Imaging Diagnostic Systems, Inc. 2000 Non-Statutory Stock Option Plan dated January 3,2000 attached hereto) an option to purchase ___________ shares of Imaging Diagnostic Systems, Inc. (the "Corporation").

Option Period. This option shall be for a period of ______ years from the date of this Option Agreement ("Option Period").

Option Price. The option price shall be $ per share for an aggregate of $ if the entire shares are purchased. The option price of the shares of Common Stock shall be paid in full at the time of exercise and no shares of Common Stock shall be issued until full payment is made therefor. Payment shall be made either (i) in cash, represented by bank or cashier's check, certified check or money order (ii) in lieu of payment for bona fide services rendered, and such services were not in connection with the offer or sale of securities in a capital-raising transaction, (iii) by delivering shares of the undersigned's Common Stock which have been beneficially owned by the optionee, the optionee's spouse, or both of them for a period of at least six (6) months prior to the time of exercise (the "Delivered Stock") in a number equal to the number of shares of Stock being purchased upon exercise of the Option or (iv) by delivery of shares of corporate stock which are freely tradeable without restriction and which are part of a class of securities which has been listed for trading on the NASDAQ system or a national securities exchange, with an aggregate fair market value equal to or greater than the exercise price of the shares of Stock being purchased under the Option, or (v) a combination of cash, services, Delivered Stock or other corporate shares.

Shareholder Rights. No holder of an Option shall be, or have any of the rights and privileges of, a shareholder of the Corporation in respect of any shares of Common Stock purchasable upon exercise of any part of an Option unless and until certificates representing such shares shall have been issued by the Corporation to him or her.

Determination of Exercise Date. This Option or a portion of this Option shall be deemed exercised when written notice thereof, accompanied by the appropriate payment in full, is received by the Corporation.

Date: ___________, 2000
                                  Imaging Diagnostic Systems, Inc.

                                  By: _____________________________,  President




                                  By: _____________________________, Secretary